Exhibit 10

                             Underwriting Agreement




                               1,400,000 Shares*

                        SOUTHCOAST FINANCIAL CORPORATION

                                  Common Stock


                             UNDERWRITING AGREEMENT



                                                                Atlanta, Georgia
                                                                October 26, 2005



Morgan Keegan & Company, Inc.
One Buckhead Plaza
3060 Peachtree Road, N.W. Suite 930
Atlanta, Georgia 33716

Ladies and Gentlemen:

         Southcoast Financial Corporation, a South Carolina corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Morgan Keegan & Company, Inc. (the "Underwriter"), an aggregate of 1,400,000 shares of its Common Stock, no par value per share (the "Common Stock"). The aggregate of 1,400,000 shares of Common Stock to be purchased from the Company are called the "Firm Shares." In addition, the Company has agreed to sell to the Underwriter, upon the terms and conditions stated herein, up to an additional 210,000 shares of Common Stock (the "Additional Shares") to cover over-allotments by the Underwriter, if any. The Firm Shares and the Additional Shares are collectively referred to in this Underwriting Agreement as the "Shares."

         The Company wishes to confirm as follows its agreement with you in connection with the purchase of the Shares from the Company.

1. Registration Statement and Prospectus. The Company has (i) prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1933 Act"), a registration statement on Form S-l (Commission File No. 333-128247) as amended

*Plus an additional 210,000 shares subject to Underwriter's over-allotment option.


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

by Amendment No.1 on October 13, 2005, including the related preliminary prospectus or prospectuses. Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective is called the "Registration Statement." Promptly after execution and delivery of this Underwriting Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") and Rule 424 ("Rule 424") of the 1933 Act, as such prospectus is further amended and supplemented (the "Prospectus"). If the Company files another registration statement with the Commission to register a portion of the Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to include the registration statement on Commission Form S-1 (Commission File No. 333-128247) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act. The prospectus subject to completion in the form included in the Registration Statement at the time of effectiveness of such Registration Statement with the Commission, together with the related preliminary prospectus, as these may be amended or supplemented from time to time until the final Prospectus dated of even date herewith is referred to in this Underwriting Agreement as the "Preliminary Prospectus." All references in this Underwriting Agreement to the Registration Statement, the Rule 462 Registration Statement, a Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") and Commission Regulation S-T.

         2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell the Firm Shares to the Underwriter and, upon the basis of and in reliance on the Company's representations, warranties and agreements herein contained, and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Company at a purchase price of $20.21 per Share (the "Purchase Price per Share") the number of Firm Shares set forth herein.

         The Company hereby also agrees to sell to the Underwriter and, upon the basis of and in reliance on the Company's representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriter shall have the right for 30 days from the date of the Prospectus to purchase from the Company up to 210,000 Additional Shares at the Purchase Price per Share. The Additional Shares may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Shares. The option to purchase Additional Shares may be exercised at any time within 30 days after the date of the Prospectus, but no more than once.

         3. Terms of Public Offering. The Company has been advised by you that you propose to make a public offering of the Shares as soon after the Registration Statement and this Underwriting Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         Not later than 12:00 P.M. Eastern time on the second business day following the date the Shares are released by the Underwriter for sale to the


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

public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriter shall request.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriter of the Firm Shares and payment therefor shall be made at the offices of Morgan Keegan & Company, One Buckhead Plaza, 3060 Peachtree Road, N.W. Suite 930, Atlanta, Georgia at 10:00 AM., Atlanta, Georgia time, on October 31, 2005, or such other place, time and date not later than 10:00 AM., Atlanta, Georgia time, on October 31, 2005, as Morgan Keegan shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between Morgan Keegan and the Company. The Company hereby acknowledges that circumstances under which Morgan Keegan may provide notice to postpone the Closing Date as originally scheduled include, without limitation, any determination by the Company or Morgan Keegan to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11 hereof.

         Delivery to the Underwriter of any Additional Shares and payment for any Additional Shares to be purchased by the Underwriter shall be made at the offices of Morgan Keegan & Company, One Buckhead Plaza, 3060 Peachtree Road, N.W. Suite 930, Atlanta, Georgia, at 10:00 AM., Atlanta, Georgia time, on such date or dates (each, an "Additional Closing Date") (which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to) as shall be specified in a written notice, from Morgan Keegan to the Company of the Underwriter's determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given at any time within 30 days after the date of the Prospectus and must set forth (i) the aggregate number of Additional Shares as to which the Underwriter is exercising the option and (ii) the names and denominations in which the certificates for which the Additional Shares are to be registered. The place of closing for the Additional Shares and the Additional Closing Date may be varied by agreement between Morgan Keegan and the Company.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., Atlanta, Georgia time, not later than the second full business day preceding the Closing Date or the Additional Closing Date, as the case may be. Such certificates shall be made available to you in Atlanta, Georgia or such other location designated by Morgan Keegan for inspection and packaging not later than 9:30 AM., Atlanta, Georgia time, on the business day immediately preceding the Closing Date or the Additional Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you by the Company on the Closing Date or the Additional Closing Date, as the case may be, against payment by the Underwriter of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company in writing not later than the close of business on the business day immediately preceding the Closing Date or the Additional Closing Date, as the case may be. Payment for the Shares sold by the Company hereunder shall be delivered by the Underwriter to the Company on the Closing Date and each Additional Closing Date.

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

         5. Covenants and Agreements of the Company.

         The Company covenants and agrees with the Underwriter as follows:

         (a) The Registration Statement has been declared effective by Commission order dated October 26, 2005. The Company will use its best efforts to cause the Registration Statement to be maintained as effective, and will advise you promptly and, if requested by you, will confirm such advice in writing (i) if and when the Registration Statement is no longer effective and the time and date of any filing of any post-effective amendment to the Registration Statement or any supplement to any Preliminary Prospectus or the Prospectus and the time and date that any post-effective amendment to the Registration Statement becomes effective, (ii) if Rule 430A under the 1933 Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the 1933 Act, (iii) of the receipt of any comments of the Commission, or any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes and (v) within the period of time referred to in Section 5(e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of any event that comes to the attention of the Company that makes any statement made in the Registration Statement, the Preliminary Prospectus or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Preliminary Prospectus, in light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the 1933 Act or any other Law (as defined in Section 6(k) below). If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time. The Company will provide the Underwriter with copies of the form of Prospectus, in such number as the Underwriter may reasonably request, and file with the Commission such Prospectus in accordance with Rule 424(b) of the 1933 Act before the close of business on the first business day immediately following the date hereof.

         (b) The Company will furnish to you, without charge, two signed duplicate originals of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.

         (c) The Company will not file any Rule 462 Registration Statement or any amendment to the Registration Statement or make any amendment or supplement to the Prospectus unless (i) you shall have previously been advised thereof and been given a reasonable opportunity to review such filing, amendment or


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

supplement and (ii) you have not reasonably objected to such filing, amendment or supplement after being so advised and having been given a reasonable opportunity to review such filing, amendment or supplement.

         (d) Prior to the execution and delivery of this Underwriting Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Preliminary Prospectus. Consistent with the provisions of
Section 5(e) hereof, the Company consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

         (e) As soon after the execution and delivery of this Underwriting Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriter a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or a dealer (the "Prospectus Delivery Period"), and for so long a period as you may request for the distribution of the Shares, the Company will deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under
Section 4(3) of the 1933 Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriter is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the 1933 Act or any other law, the Company will forthwith prepare and, subject to Sections 5(a) and 5(c) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to the Underwriter, without charge, a reasonable number of copies thereof.

         (f) The Company will cooperate with you and counsel for the Underwriter in connection with the registration or qualification of the Shares for offering and sale by the Underwriter and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out


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

of the offering or sale of the Shares, as contemplated by this Underwriting Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing. The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of each state where necessary to permit market making transactions and secondary trading and will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of not less than one year after the date hereof.

         (g) The Company will make generally available to its security holders a consolidated earnings statement (in form complying with the provisions of Commission Rule 158), which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and the Rule 462 Registration Statement, if any, and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11 (a) of the 1933 Act.

         (h) During the Prospectus Delivery Period and for not less than one year after the date hereof, the Company will file and furnish all documents required to be filed or furnished with the Commission pursuant to Sections 13, 14 and 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Commission regulations and rules ("Commission Regulations"), in the manner and within the time periods required by the Exchange Act and Commission requirements of Nasdaq National Market ("Nasdaq") and the National Association of Securities Dealers, Inc. (the "NASD") or any national securities exchange where any Company securities are listed.

         (i) During the period beginning on the date hereof and ending five years from the date hereof, the Company will furnish to you (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Company mailed to shareholders or filed with the Commission, the NASD or Nasdaq or any national securities exchange and (ii) from time to time such other information concerning the Company as you may reasonably request.

         (j) If this Underwriting Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except pursuant to a termination under Section 11 hereof, other than clauses (ii), (iv) or (vii)) or if this Underwriting Agreement shall be terminated by the Underwriter because of any inability, failure or refusal on the part of the Company to perform in all material respects any agreement herein or to comply in all material respects with any of the terms or provisions hereof or to fulfill in all material respects any of the conditions of this Underwriting Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including travel expenses and the fees and expenses of counsel for the Underwriter, but excluding wages and salaries paid by you) reasonably incurred by you III connection herewith.

         (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance in all material respects with the statements under the caption "Use of Proceeds" in the Prospectus.

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

         (l) If Rule 430A under the 1933 Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the 1933 Act.

         (m) For a period of 90 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the 1933 Act, without your prior written consent, the Company will not and will cause each of its subsidiaries to not (i) directly or indirectly, issue, announce the intention to sell, sell, offer or contract to sell or otherwise dispose of or transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, "Company Securities") or any rights to purchase Company Securities, or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap, forward contract, or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences or risks of ownership of Company Securities whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, except to the Underwriter pursuant to this Underwriting Agreement and except for (x) sales of shares of Common Stock to employees under the Company's Employee Stock Purchase Plan (as described in the Prospectus) (y) grants of options pursuant to the Company's 1999 Stock Option Plan (as described in the Prospectus) and (z) except for issuances of shares of Common Stock upon the exercise of options outstanding as of the date hereof under the Company's 1999 Stock Option Plan.

         (n) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will furnish to you, as promptly as possible, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any period subsequent to the periods covered by the financial statements appearing in the Prospectus.

         (o) The Company will comply with all provisions of the undertakings contained in the Registration Statement.

         (p) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

         (q) The Company filed with Nasdaq a notice of sale of additional shares on September 12, 2005, and will timely file with Nasdaq all documents and notices required by Nasdaq of companies that have or will issue securities that are traded on Nasdaq.

         (r) The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of its incorporation or the rules of any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules may be the same entity as the transfer agent) for the Common Stock.

         (s) The Company will have an annual audit prepared by an accounting firm that is registered and in good standing with the Public Company Accounting Oversight Board ("PCAOB") and is "independent" of the Company under the 1933 Act, the Exchange Act and the PCAOB's rules.

         6. Representations and Warranties of the Company.

         The Company hereby represents, warrants and covenants to the Underwriter on the date hereof, and shall be deemed to represent, warrant and covenant to the Underwriter on the Closing Date and the Additional Closing Date, as the case may be, and the Underwriter is relying upon, the following:

         (a) The Company satisfies all of the requirements of the 1933 Act for use of Form S-l and for the offering of Shares contemplated hereby. On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, the Registration Statement complied in all material respects with the requirements of the 1933 Act and all Commission Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus and Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the provisions of the 1933 Act and Commission Regulations, provided that this representation and warranty does not apply to statements in or omissions from such Preliminary Prospectus or Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter expressly for use therein, which shall include only the information contained in "Underwriting - Commissions and Expenses", "Stabilization" and "- Passive Market Making" sections.

         (b) None of the Commission or any securities or Blue Sky authorities of any state or other jurisdiction has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus and no proceeding for that purpose has been instituted or threatened by the Commission or the securities or Blue Sky authorities of any state or other jurisdiction.

         (c) The Company has prepared each of the Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto, the Preliminary Prospectus and the Prospectus and all amendments or supplements thereto. The Registration Statement (including any Rule 462 Registration Statement), in the form in which it became effective and also in such form as it may be in when any post-effective amendment thereto shall become effective, each Preliminary Prospectus and the Prospectus, and any supplement or amendment thereto when filed with the Commission under Rule 424 under the 1933 Act, complied and will comply as to form in all material respects with the provisions of the 1933 Act and all applicable Commission Regulations and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter through you expressly for use therein.

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

         (d) Each Preliminary Prospectus and the Prospectus, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S- T under the 1933 Act), was identical (other than any EDGAR formatting) to the copy thereof delivered to the Underwriter for use in connection with the offer and sale of the Shares.

         (e) All of the Company's filings or reports filed under the 1933 Act and the Exchange Act, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the 1933 Act or the Exchange Act (as applicable) and all applicable Commission Regulations, and any additional reports or filings, when so filed, will, when they are filed, conform in all material respects with the requirements of the 1933 Act or the Exchange Act (as applicable) and all applicable Commission Regulations; no such additional filing or report when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (f) The capitalization of the Company is and will be as set forth in the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock of the Company have been, and as of the Closing Date and the Additional Closing Date, as the case may be, will be, duly authorized and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Shares to be issued and sold to the Underwriter by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriter against full payment therefor in accordance with the terms hereof will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The capital stock of the Company conforms to the description thereof included in the Registration Statement and the Prospectus (or any amendment or supplement thereto). The delivery of certificates for the Shares being sold by the Company against payment therefor pursuant to the terms of this Underwriting Agreement will pass valid title to the Shares being sold by the Company, free and clear of any Lien (as defined in Section 6(i) below) or defect in title, to the Underwriter, which is purchasing such Shares in good faith and without notice of any Lien or defect in title. The certificates for the Shares being sold by the Company are in valid and sufficient form.

         (g) The Company is a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act") and is duly registered as such with the Board of Governors of the Federal Reserve System (the "Federal Reserve"). The Company is also subject to regulation and supervision by the South Carolina State Board of Financial Institutions (the "State Board"). The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of South Carolina with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify has not had and will not have a material adverse effect on the condition (financial or otherwise), business, management, properties, net worth, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The subsidiaries listed on
Schedule 1 to this Agreement are the Company's only subsidiaries.

         (h) Each of the Company's subsidiaries is an entity duly organized and validly existing and in good standing under the laws of its state of organization with full entity power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify has not had and will not have a Material Adverse Effect. The subsidiaries listed on Schedule 1 to this Agreement are the Company's only subsidiaries.

         (i) The issued shares of capital stock or other ownership interests of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or indirectly, free and clear of any security interests, mortgage, pledge or negative pledge, hypothecation, lien, encumbrances, or adverse equities or claims ("Liens"). The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except as set forth in the Registration Statement and Schedule 1 hereto. As used in this Underwriting Agreement, "subsidiaries" shall have the meaning provided in Commission Rule 405 under the 1933 Act, and includes all direct and indirect subsidiaries of the Company.

         (j) There are no legal or governmental proceedings before or brought by, any governmental, regulatory, administrative or self-regulatory authority, arbitral body or court ("Governmental Authority") pending or, to the best knowledge of the Company, threatened, against the Company or its subsidiaries or to which the Company or its subsidiaries or any of their properties are subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto), but that are not described as required therein. Except as described in the Prospectus, there is no claim, action, suit, proceeding, inquiry (formal or informal), or investigation by or before any Governmental Authority pending or, to the best knowledge of the Company, threatened, against or involving the Company or its subsidiaries or any of their properties, which might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Underwriting Agreement, or result in a Material Adverse Effect, nor to the Company's knowledge, is there any basis for any such claim, action, suit, inquiry, proceeding or investigation. There are no agreements, contracts, commitments, indentures, leases, or other documents or instruments (collectively, "Agreements") that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to or otherwise included in the Registration Statement that are not described in or filed with the Registration Statement and the Prospectus as required by the 1933 Act and the Commission Regulations. All Agreements to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the

Company or the applicable subsidiary, constitute valid and binding agreements of the Company or the applicable subsidiary and are enforceable against the Company or the applicable subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the application of bankruptcy, receivership, conservatorship, reorganization, insolvency and similar Laws affecting creditors' rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought (the "Bankruptcy and Equity Exception"). Neither the Company nor the applicable subsidiary has received notice or been made aware that any other party is in breach of or default to the Company under any Agreement.

         (k) Neither the Company nor any of its subsidiaries is (i) in violation of (A) its articles of incorporation or bylaws, or other organizational documents ("Organizational Documents"), (B) any law, ordinance, rules and regulations of, agreements with, and commitments to, orders, rulings, directives and decrees of, any Governmental Authority (collectively, "Laws"), applicable to the Company or any of its subsidiaries, the violation of which would have a Material Adverse Effect; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, lease, note or any other evidence of indebtedness or obligation or
(B) any Agreement (each of (A) and (B), an "Existing Instrument") to which the Company or any of its subsidiaries is a party or by which any of their properties may be subject or bound, which default has had or would have a Material Adverse Effect; and no state of facts exists that constitutes an event of default on the part of the Company or any of its subsidiaries, or to the Company's knowledge, an event of default by any other party thereto, or any event, nonoccurrence, act or omission that, with notice or lapse of time or both, would constitute an event of default under its Organizational Documents, any applicable Laws or any Existing Instruments.

         (l) The Company's execution and delivery of this Underwriting Agreement and the performance by the Company of its obligations under this Underwriting Agreement have been duly and validly authorized by the Company, and this Underwriting Agreement has been duly executed and delivered by the Company. This Underwriting Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by the Bankruptcy and Equity Exceptions and to limitations on the rights to indemnity and contribution hereunder that exist by virtue of public policy under federal and state securities laws.

         (m) None of the offer, issuance and sale of the Shares by the Company, the execution, delivery or performance of this Underwriting Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any Governmental Authority (except such as may be required for the registration of the Shares under the 1933 Act, the listing of the Shares for trading on Nasdaq and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be, effected in accordance with this Underwriting Agreement), (ii) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, applicable Laws, the Company's Organizational Documents or any Existing Instrument to which the Company or any of its subsidiaries is a party or by which any of its properties may be subject or bound, (iii) violates any Law applicable to the Company or any of its subsidiaries or any of their properties, or (iv) results in a breach of, default or Debt Repayment Triggering Event (as defined below) under, or results in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, or requires the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, defaults or Liens, that will not, individually or in the aggregate, result in a Material Adverse Effect. A "Debt Repayment Triggering Event" means any event or condition that gives, or with the giving of notice or the lapse of time or both would give, the holder of any note, debenture, lease or other evidence of indebtedness or obligation, whether secured or unsecured (or any indenture Trustee or other person acting on such holder's behalf) the right to accelerate any payment or maturity of such indebtedness or obligation, to require the Company or any of its subsidiaries to repurchase, redeem or repay all or a portion of such indebtedness or obligation or increase the interest charges or fees on any such indebtedness or obligation.

         (n) Except as described in the Prospectus, and except for options to purchase capital stock issued pursuant to the Company's 1999 Stock Option Plan (the "1999 Stock Option Plan") and/or the Company's Employee Stock Purchase Plan (the "ESPP"), neither the Company nor any of its subsidiaries is a party to or bound by, and at the Closing Date and the Additional Closing Date, as the case may be, will not be a party to or bound by, any outstanding options, restricted stock grants, restricted stock, stock appreciation rights or other rights to purchase or acquire, or any warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible securities or obligations. No holder of securities of the Company has rights to the registration of any securities of the Company as a result of or in connection with the filing of the Registration Statement or the consummation of the transactions contemplated hereby that have not been satisfied or heretofore waived in writing.

         (o) Elliott Davis, LLC, which is the independent public accounting firm that is registered with the PCAOB and that has certified the Company's financial statements (including the related notes thereto, and the supporting schedules, if any) filed as part of the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent registered public accountants as required by the 1933 Act, the Exchange Act, Commission Regulations and the PCAOB.

         (p) The consolidated and parent-only financial statements, together with related schedules, exhibits and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated and parent-only financial condition, results of operations, cash flows and shareholders' equity of the Company and its subsidiaries on a consolidated basis and of the Company on a parent only basis at the respective dates or for the respective periods to which they apply; such statements and related schedules, exhibits and notes have been prepared in accordance with United States generally accepted accounting principles and Commission Regulations consistently applied throughout the periods involved, except as may be expressly disclosed therein. The financial and statistical information and data set forth in the Registration Statement and Prospectus is accurately presented and is consistent with such financial statements and the books and records of the Company. No other financial statements, exhibits or schedules are required to be included in the Registration Statement.

         (q) The Company has a duly constituted audit committee of its Board of Directors (the "Audit Committee"), composed entirely of members who are "independent" in accordance with applicable Law, including Federal Deposit Insurance Act ("FDIA"), Section 36 and applicable regulations thereunder and all NASD and Nasdaq rules and regulations (collectively, "NASD Rules"). Such Audit Committee has operated consistent in all material respects with the requirements of the Securities Act, the Exchange Act, the BHC Act, the FDIA and other applicable state and federal banking Laws, and the NASD Rules. The Company's independent accountants have reviewed each Interim Financial Statement in accordance with the applicable requirements of the Securities Act, the Exchange Act, the BHC Act, state and federal banking and other Laws, the Audit Committee's charter, the Commission Regulations and the NASD Rules.

         (r) All the Company's reports to the Federal Reserve, including those on Federal Reserve Forms FRY-6, FRY-9 (and their respective various subdesignations) and the various schedules and subreports thereunder, for the last full five years and any interim periods (the "FRB Reports"), conform in all material respects to the Federal Reserve's requirements for such reports, and all of the Subsidiaries' call reports ("Call Reports") submitted to its primary federal and state regulators conform in all material respects to the Federal Financial Institutions Examination Council's ("FFIEC") requirements for Call Reports, and all such FRB Reports and Call Reports conform to the applicable requirements of Section 37 of the FDIA and applicable regulations thereunder, and are accurate and complete in all material respects and fairly present in all material respects the reporting entity's financial condition, earnings, cash flows (to the extent a statement of cash flows is included pursuant to the requirements of such forms) and shareholders' equity as of the dates and for the periods shown consistent with the Financial Statements as of and for the corresponding dates and periods.

         (s)  Except  as  disclosed  in  the  Registration   Statement  and  the
Prospectus  (or  any  amendment  or  supplement  thereto),   subsequent  to  the
respective dates as of which such information is given or included in the Registration Statement or the Prospectus (or any amendment or supplement thereto), (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, indirect, direct or contingent, matured or unmatured, or entered into any transaction that is not in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance,
(iii) neither the Company nor any of its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default under the terms of any class of capital stock of the Company or any outstanding debt obligations, (iv) there has not been any change in the authorized or outstanding capital stock of the Company or any material change in the indebtedness or obligations of the Company or its subsidiaries (other than in the ordinary course of business) and (v) there has not been any material adverse change, or any development involving or that may reasonably be expected to result in a Material Adverse Effect.

         (t) All offers and sales of the Company's capital stock and other debt or other securities prior to the date hereof were made in compliance with the registration requirements or were the subject of an available exemption from the registration under the 1933 Act and all other applicable state and federal securities or blue sky Laws, or any actions under the 1933 Act, the Exchange Act or any state or federa11aws or regulations in respect of any such offers or sales are effectively barred by waivers or statutes of limitation.

         (u) The Company's Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market under the symbol "SOCB", and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the deli sting of, or suspension or termination from trading in, the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating or suspending such registration, listing, or trading.

         (v) The Company has not distributed and will not distribute, and has not authorized the Underwriter to distribute, any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus or other offering material, if any, as permitted by the 1933 Act.

         (w) Other than activity expressly permitted pursuant to Regulation M under the Exchange Act, the Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the 1933 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or for any other purpose. Except for grants of securities under the 1999 Stock Option Plan and securities sold to employees under the ESPP, which were duly registered or were issued in transactions exempt from registration under the 1933 Act, the Company and its subsidiaries have not offered or sold any shares of Common Stock since at least April 6, 2005, or any other securities other than Trust Preferred Securities issued by Southcoast Capital Trust III on August 5, 2005.

         (x) The Company and each of its subsidiaries have filed all tax returns required to be filed (other than certain state or local tax returns, as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect), which returns are complete and correct, and neither the Company nor any subsidiary is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto. Except as disclosed in the Prospectus, all deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit that, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period. On the Closing Date and the Additional Closing Date, as the case may be, all stock transfer and other taxes that are required to be paid in connection with the sale of the Shares to be sold by the Company to the Underwriter will have been fully paid by the Company and all laws imposing such taxes will have been complied with by the Company.

         (y) Except as set forth in the Prospectus, there are no transactions with "affiliates" (as defined in Commission Rule 405 under the 1933 Act) or any officer, director or security holder of the Company (whether or not an affiliate) that are required by the 1933 Act or the Exchange Act to be disclosed in the Registration Statement. Additionally, no relationship, direct or indirect, exists between the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any subsidiary on the other hand, that is required by the 1933 Act or the Exchange Act to be disclosed in the Registration Statement or the Prospectus that is not so disclosed.

         (z) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an investment company within the meaning of the Investment Company Act of 1940, as amended (the "ICA"). The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds of such offering and sale as described in the Prospectus will not be required, to register as an "investment company" nor will it be an entity "controlled" by an "investment company", as such terms are defined in the ICA and Commission Regulations.

         (aa) Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Federal Reserve Regulations T, U or X.

         (bb) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

         (cc) Except as otherwise disclosed in the Prospectus, each of the Company and its subsidiaries has good and valid title to all property (real, personal and mixed) described in the Prospectus as being owned by it, free and clear of all Liens except those Liens that are not materially burdensome and that have not had and will not result in a Material Adverse Effect. All property (real, personal and mixed) held under leases by the Company and its subsidiaries is held under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and have not and will not result in a Material Adverse Effect.

         (dd) Except as otherwise disclosed in the Prospectus, each of the Company and its subsidiaries has all permits, licenses, franchises, orders, approvals, consents and authorizations of Governmental Authorities (each, a "Permit") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where the failure to have obtained any such Permit has not had and will not have a Material Adverse Effect. Each of the Company and its subsidiaries has operated and is operating its business in material compliance with and not in material violation of all of its obligations with respect to each such Permit and no event has occurred that allows, or after notice or lapse of time or both would allow, the suspension, revocation or termination of the Company and its subsidiaries under any such Permit or result in any other material impairment of the rights of any such Permit, subject in each case to such qualification as may be set forth expressly in the Prospectus; and except as disclosed in the Prospectus, such Permits contain no restrictions that have been or will be materially burdensome to the Company or any of its subsidiaries.

         (ee) Except as otherwise disclosed in the Prospectus, each of the Company and its subsidiaries conduct their respective business in compliance in all material respects with all Laws applicable to them, including, without limitation, (i) all regulations and orders of, or agreements with, the Federal Reserve, the State Board and the Federal Deposit Insurance Corporation ("FDIC"), and (ii) state and federal Laws governing the offer and extension of credit, including, without limitation, consumer credit and usury laws, the Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Bank Secrecy Act and the USA PATRIOT Act; (iii) all applicable Laws, regulations and orders related to the offer and sale of investments, insurance, real estate and advice related thereto, and (iv) none of the Company or any of its subsidiaries has received any communication from any Governmental Authority asserting that it is not in compliance with any Law.

         (ff) None of the Company nor any of its subsidiaries is a party to or subject to any order, decree, memorandum or understanding or similar agreement with, or a commitment letter, supervisory letter or similar submission to, any Governmental Authority charged with the supervision or regulation of the Company or any of its subsidiaries or their respective activities, except as has not had and will not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its subsidiaries has been advised by any Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum or understanding, commitment letter, supervisory letter or similar submission, except as would not, individually or in the aggregate, have a Material Adverse Effect.

         (gg) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorizations, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the internal accounting controls otherwise comply with all applicable federal and state banking, securities and other applicable Laws, including the Federal Deposit Insurance Act and FDIC regulations thereunder, the Foreign Corrupt Practices Act and the Sarbanes-Oxley Act of 2002 and applicable Commission Regulations thereunder.

         (hh) Neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any employee or agent of the Company or any of its subsidiaries, has, directly or indirectly, (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal, state, local or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

         (ii) The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all Permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such Permit, and (iv) the Company reasonably has concluded that it has no liabilities under such Environmental Laws except where such noncompliance with Environmental Laws such costs or potential costs, or the failure to receive or to comply with the terms and conditions of any required Permits have not had and will not have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Neither the Company nor any of its subsidiaries owns, leases or occupies any property that appears on any list of hazardous or superfund sites compiled by any Governmental Authority.

         (jj) Each of the Company and its subsidiaries owns and has full right, title and interest in and to, or has valid licenses to use, each trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively "Intellectual Property") under which the Company and its subsidiaries conduct all or any material part of its business, and the Company has not created or suffered any Lien on, or granted any right or license with respect to, any such Intellectual Property, except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect. There is no claim pending against the Company or its subsidiaries with respect to any Intellectual Property and the Company and its subsidiaries have not received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party. Neither the Company nor any of its subsidiaries has become aware that any material
Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.

         (kk) The Company has procured and delivered Lock-Up Agreements, in the form of Exhibit A attached hereto, from each of the Company's executive officers, directors and principal shareholders listed on Exhibit B attached hereto.

         (ll) No officer, director or nominee for director or 5% or greater shareholder known to the Company based upon a review of public information on file with the Commission (excluding Babson Capital Management, LLC and Goldman Sachs Assets Management, L.P.) of the Company has a direct or indirect affiliation or association with any member of the NASD.

         (mm) The Company and each of its subsidiaries maintain insurance on their respective properties and businesses, including business interruption insurance with insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged, including hurricane, flood and other storm damages and business interruption insurance; and none of the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

         (nn) The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 4l4(b), (c), (m) or
(0) of the Internal Revenue Code of 1986, as amended (the "Code") of which the Company or such subsidiary is a member. No "reportable event", as defined in ERISA, has occurred or is reasonably expected to occur with respect to any employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such employee benefit plan were terminated, would have any "amount of unfunded benefit liabilities" (as defined in ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any employee benefit plan or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

         (oo) No forward-looking statement (within the meaning of Section 27 A of the 1933 Act and Section 2IE of the Exchange Act) included in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (pp) The Company and its subsidiaries have complied and will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor under the Service Contract Act of 1965 and the Fair Labor Standards Act in paying its employees' salaries, fringe benefits and other compensation for the performance of work or other duties in connection with contracts with the U.S. government, and have complied and will comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Civil Rights Act of 1964 (Title VII), the National Labor Relations Act, the Vietnam Era Veteran's Readjustment Act, the Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act, and federal, state and local labor laws, each as amended except where the failure to comply with any such requirements has not, and will not, have a Material Adverse Effect. No labor dispute or disturbance with employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, vendors, customers or contractors which, in either case, may reasonably be expected to result in a Material Adverse Effect.

         (qq) The Company and its directors and officers (in their capacities as such) are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, the Commission Regulations thereunder, and the corporate governance and other rules and requirements of the NASD and Nasdaq and will comply timely with any such provisions that will become effective in the future, and have made all required affirmations and filings to each Governmental Authority in connection therewith.

         7. Expenses. Whether or not the transactions contemplated hereby are consummated or this Underwriting Agreement becomes effective or is terminated, the Company agrees to payor cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Preliminary Prospectus to the Underwriter and dealers; (ii) the printing and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Preliminary Prospectus, the Blue Sky memoranda, this Underwriting Agreement, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) consistent with the provisions of Section 5(f), all expenses in connection with the qualification of the Shares for offering and sale under state securities laws or Blue Sky laws, but not including attorneys' fees and out-of-pocket expenses of the counsel for the Underwriter in connection therewith; (iv) the filing fees incident to securing any required review by the NASD of the fairness of the terms of the sale of the Shares; (v) the fees and expenses associated with including the Shares for trading on Nasdaq; (vi) the cost of preparing and delivering certificates for the Shares; (vii) the costs and charges of any transfer agent or registrar or book-entry depository; (viii) the cost of the tax stamps, if any, in connection with the issuance and delivery of the Shares to the Underwriter; (ix) all other fees, costs and expenses referred to in Item 13 of the Registration Statement; and (x) the transportation, lodging, graphics and other expenses incidental to the Company's preparation for and participation in the "roadshow" for the offering contemplated hereby. Except as provided in this
Section 7 and in Section 8 hereof, the Underwriter shall pay its own expenses, including the fees and disbursements of their counsel. In addition, in the event that the proposed offering is terminated for the reasons set forth in Section 5(j) hereof, the Company agrees to reimburse the Underwriter as provided in
Section 5(j).

         8. Indemnification and Contribution. Subject to the limitations in this paragraph below, the Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys' fees and expenses (collectively, "Damages") arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such

Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of the Underwriter, expressly for use in connection therewith or (ii) any inaccuracy in or breach of the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law; provided, however, that with respect to any untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter or to any officer, director, employee or agent of the Underwriter) from whom the person asserting any such Damages purchased the Shares concerned if both (A) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person as required by the 1933 Act and (B) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus. This indemnification shall be in addition to any liability that the Company may otherwise have.

         In addition to its other obligations under this Section 8, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any inaccuracy in the representations and warranties of the Company herein or failure to perform its obligations hereunder, all as set forth in this Section 8, the Company will reimburse the Underwriter on a monthly basis for all reasonable legal or other out-of-pocket expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding (to the extent documented by reasonably itemized invoices therefor), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation of the Company to reimburse the Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter shall promptly return it to the Company. Any such interim reimbursement payments that are not made to the Underwriter within 30 days of a request for reimbursement shall bear interest compounded daily at a rate determined on the basis of the base lending rate announced from time to time by The Wall Street Journal from the date of such request.

         If any action or claim shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Company, the Underwriter or such controlling person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably acceptable to the Underwriter or such controlling person and the payment of all reasonable fees of and expenses incurred by such counsel. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person, unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel reasonably acceptable to the

Underwriter or such controlling person or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Company, and the Underwriter or such controlling person shall have been advised by its counsel that one or more legal defenses may be available to the Underwriter that may not be available to the Company, or that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person (but the Company shall not be liable for the fees and expenses of more than one counsel for the Underwriter and such controlling persons)). The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the first paragraph of this Section 8.

         The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with respect to information furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, which information only includes the "Underwriting - Commissions and Expenses", "- Stabilization" and "- Passive Market Making" sections. If any action or claim shall be brought or asserted against the Company, any of its directors, any of its officers or any such controlling person based on the Registration Statement, the Prospectus or any Preliminary
Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph, the Underwriter shall have the rights and duties given to the Company by the immediately preceding paragraph (except that if the Company shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter' s expense), and the Company, its directors, any such officers and any such controlling persons, shall have the rights and duties given to the Underwriter by the immediately preceding paragraph.

         In any event, the Company will not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which the indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         If the indemnification provided for in this Section 8 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriter on the other hand, from the offering and sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Company on the one hand, and the Underwriter on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative and several benefits received by the Company on the one hand, and the Underwriter on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the
Underwriter, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriter shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company or the Underwriter from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the underwriting discounts and commissions received by the Underwriter, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company on the one hand, and the Underwriter on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 was determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount of the underwriting commissions received by the underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Notwithstanding the second paragraph of this Section 8, any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this
Section 8 and the representations and warranties of the Company set forth in this Underwriting Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Underwriting Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in the second paragraph of this
Section 8, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in the second and fourth paragraphs of this Section 8, and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses that is created by the provisions of the second paragraph of this Section 8.

9. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase the Firm Shares hereunder are subject to the following conditions:

         (a) The Registration Statement shall have become effective not later than 12:00 noon, New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriter, and all filings required by Rules 424, 430A and 462 under the 1933 Act shall have been timely made.

         (b) You shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus,
(i) there shall not have been any change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Underwriting Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations or prospects of the Company or its subsidiaries that makes it impractical or inadvisable in your judgment to proceed with the public offering or purchase of the Shares as contemplated hereby.

         (c) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Haynsworth Sinkler Boyd, P A, counsel to the Company, substantially to the effect that:

         (i) The Company is a bank holding company duly registered as such with the Federal Reserve, subject to regulation and supervision of the State Board, and is a corporation validly existing in good standing under the laws of the State of South Carolina, with full corporate power and authority and all federal state and local Permits necessary to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under the Underwriting Agreement, and is duly registered or otherwise qualified to conduct its business as a foreign corporation and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to have such Permits or so register or qualify does not and will not have a Material Adverse Effect. In the case of local Permits, counsel may rely upon an officer's certificate of the Company and shall state in the opinion that nothing to the contrary has come to the attention of such counsel.

         (ii) Each of the Company's subsidiaries is an entity validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority and all federal, state and local Permits necessary to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered or otherwise qualified to conduct its business as a foreign corporation and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to have such Permits or so register or qualify does not have a Material Adverse Effect. In the case of local Permits, counsel may rely upon an officer's certificate of the Company and shall state in the opinion that nothing to the contrary has come to the attention of such counsel. All of the outstanding shares of capital stock (or other equity securities) of each of the Company's subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any Lien and, to the best of its knowledge, none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

         (iii) The capitalization of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Capitalization" and the Shares conform in all material respects to the description of the Common Stock included in the Prospectus. Except as disclosed in the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, exchange, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock.

         (iv) All shares of capital stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder, have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company, and no such rights will exist as of the Closing Date.

         (v) To such counsel's knowledge after reasonable inquiry, all offers and sales of the Company's capital stock and other securities prior to the date hereof have been made in compliance with the registration requirements or were made pursuant to available exemptions from registration under the 1933 Act and all other applicable state and federal securities or blue sky laws or regulations.

         (vi) To such counsel's knowledge after reasonable inquiry, none of the Company nor any of its subsidiaries is in violation of or default under, it's Organizational Documents or any Law, and is not in default in the performance of any obligation, agreement or condition contained in any Existing Instrument or any other Agreement or obligation of the Company which are material to the Company and included as exhibits to the Registration Statement, where the default has caused or, with notice, the lapse of time or both, would result in a default, an event of default or Debt Repayment Triggering Event under any Existing Instrument, Agreement or obligation disclosed in the Registration Statement or the Prospectus, including the Exhibits.

         (vii) None of the offer, sale, issuance or delivery of the Shares by the Company, the execution, delivery or performance by the Company of this Underwriting Agreement, compliance by the Company with all provisions hereof or consummation by the Company of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Company's Organizational Documents or any material Existing Instrument to which the Company is a party or by which any of its properties is bound which are material to the Company and included as exhibits to the Registration Statement or (B) creates or will result in the creation or imposition of any Lien upon any property or assets of the Company or (C) violates or will result in any violation of any existing Law (assuming compliance with all applicable state securities and Blue Sky laws), that is known to such counsel and is applicable to the Company or any of its properties. No holder of securities of the Company has rights to the registration of any securities of the Company as a result of or in connection with the filing of the Registration Statement or the consummation of the transactions contemplated hereby that have not been satisfied or waived in writing.

         (viii) Except as described in the Registration Statement or Prospectus, there is no action, claim, suit, inquiry, proceeding or investigation by or before any Governmental Authority pending, based upon a review of federal and South Carolina court records in the counties where the Company conducts business, or, to the knowledge of such counsel, threatened, against or involving the Company or its subsidiaries, or the properties of the Company or any of its subsidiaries: (A) which might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Underwriting Agreement or might result in a Material Adverse Effect, nor, to the knowledge of such counsel, is there any basis for any such action, claim, suit, inquiry, proceeding or investigation; or (B) that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) or in any Company filing or report filed or furnished under the Exchange Act that are not described as required therein.

         (ix) Such counsel has reviewed all Existing Instruments or other documents or instruments specifically included, described or referred to in the Registration Statement and the Prospectus, and such Existing Instruments or other documents or instruments are fairly summarized or disclosed in all material respects therein, and filed as exhibits thereto as required, and such counsel does not know of any Agreements, Existing Instruments or other documents or instruments required to be so summarized or disclosed or filed that have not been so summarized, disclosed or filed.

         (x) No consent, approval, authorization or other order of, or registration or filing with, any Governmental Authority is required on the part of the Company (except such as have been obtained under the 1933 Act or such as may be required under state securities or Blue Sky laws governing the offer, sale, distribution and issuance of the Shares) for the valid issuance and sale of the Shares.

         (xi) The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the Company's Organizational Documents and the South Carolina Business Corporation Act of 1988.

         (xii) The description of the Company's stock option, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder included in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights; all shares and interests offered thereunder have been duly registered under the 1933 Act or were exempt from registration under the 1933 Act and all other applicable, securities or Blue Sky laws, and such Registration Statements have been declared effective and remain effective; and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. The Company's two Employee Stock Purchase Plans are qualified under Section 423 of the Code.

         (xiii) The Company has all requisite corporate power and authority to enter into this Underwriting Agreement and to offer, issue, sell and deliver the Shares to be sold by it as provided herein. This Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception, to an exception as to the enforceability of any waiver of trial by jury and to the limitations on indemnity and contribution that exist by virtue of public policy under federal or state securities laws.

         (xiv) The Shares to be issued and sold to the Underwriter by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof,
(A) such Shares will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company and (B) good and valid title to such Shares, free and clear of any Lien or defect in title of any nature will pass to the Underwriter.

         (xv) The Registration Statement has been declared effective by the Commission under the 1933 Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the 1933 Act has been made in the manner and within the time period required by such Rule 424.

         (xvi) The Registration Statement, including any Rule 462 Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective, filing (other than the financial statements and supporting schedules included or in exhibits to or excluded from the Registration Statement, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1933 Act and Commission Regulations and the exhibits thereto are complete and in compliance with the requirements of the 1933 Act and Commission Regulations.

         (xvii) The descriptions included in the Prospectus of statutes, regulations or legal or governmental proceedings, insofar as they purport to summarize certain of the provisions thereof, are accurate in all material respects and fairly present the information required to be presented by the 1933 Act and Commission Regulations.

         (xviii) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, as described in the Prospectus, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal investor" for, an "investment company," as such terms are defined in the ICA and Commission Regulations.

         (xix) Notice of issuance of the Shares has been duly executed and delivered to Nasdaq, and all the Shares are tradeable.

         (xx) The statements (i) in the Prospectus under the captions "Risk Factors-Ricks Relating to Our Industry," "Risk Factors - Risk Relating to Our Common Stock" risks 3 and 4, "Description of Capital Stock," "Dividend Policy" "Management's Discussion and Analysis and Results of Operations--Liquidity," "Business-Legal Proceedings," "Certain Relationships and Related Transactions," "Underwriting", "Supervision and Regulation" and (ii) in Item 13, Item 14 and
Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's articles of incorporation or bylaw provisions, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

         (xxi) To such counsel's knowledge, neither the Company nor any of its subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter, supervisory letter or similar submission to, any Governmental Authority charged with the supervision or regulation of the Company or its subsidiaries or engaged in the insurance of deposits, and neither the Company nor any of its subsidiaries has been advised by any such Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

         (xxii) The Company's depository institution subsidiary is a member in good standing of the Federal Deposit Insurance system.

         (xxiii) With respect to the Sarbanes-Oxley Act of2002:

         (A) The Company has adopted a Code of Ethics and Code of Conduct for senior financial officers meeting the requirements of Commission Rule 406 and an audit committee charter meeting the requirements of Rule 4350( d) (1 )(C) of the Nasdaq Marketplace Rules;

         (B) The Company's Board of Directors has determined affirmatively that a majority of its members and all of the members of its compensation, nominating and audit committees are independent under applicable Nasdaq Marketplace Rules, and based solely on a review of written representations furnished by such directors, to our knowledge, no independent director of the Company has any relationship prohibited under Rule 4200(a)(15)(A) through (G) of the Nasdaq Marketplace Rules and no audit committee member has any relationship prohibited under Rule 4350(d)(2)(a)(1) of the Nasdaq Marketplace Rules;

         (C) The Board of Directors has adopted a policy regarding the nominations process pursuant to Rule 4350(b)( 4)(B) of the Nasdaq Marketplace Rules that provides for the nomination of directors in accordance with such rules; and

         (D) The certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002 contained in the Company's periodic reports filed with the Commission since August 14, 2002 complied as to form in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 and the Commission regulations promulgated thereunder; and that the Company has filed the required Corporate Governance Certification Form with Nasdaq. Counsel for the Company is not aware of any pending or threatened actions by Nasdaq that would affect the listing, trading or quotation of Company shares on Nasdaq.

         (xxiv) All shares issued to officers, directors, employees and consultants since the listing of the Company's Common Stock on the Nasdaq National Market, other than pursuant to "public offerings" as defined by NASD Rule IM-4350, were issued in a transaction that either had prior shareholder approval or did not require shareholder approval under NASD Rule 4350(i).

         (xxv) Neither the Company nor any of its subsidiaries has nor have they permitted any person acting on its or their behalf to, directly or indirectly, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) that would or could be integrated with the sale of the Shares.

         In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials, provided that counsel shall state their belief that they and you are justified in relying thereon, and that nothing to the contrary has come to such counsel's attention. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and the Additional Closing Date, as the case may be. Such counsel may also assume that, to the extent that their opinion would be based on the laws of the State of Georgia, the laws of the State of Georgia are the same as the State of South Carolina.

         In addition to the opinion set forth above, such counsel shall state that during the course of its participation in the preparation of the Registration Statement and the Prospectus and the amendments thereto, nothing has come to the attention of such counsel that has caused it to believe or given it reason to believe that the Registration Statement or the Prospectus or any amendment thereto (except for the financial statements and other financial and accounting information contained therein or omitted therefrom as to which no opinion need be expressed), at the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement or the Prospectus as of the date of the opinion (except as aforesaid), includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) You shall have received on the Closing Date or  Additional  Closing
Date, as the case may be, an opinion of Alston & Bird LLP, as counsel for the Underwriter, dated the Closing Date or Additional Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration
Statement and other related matters as you may reasonably request, and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (e) You shall have received letters addressed to you and dated the date hereof the Closing Date and the Additional Closing Date, as the case may be, from (i) the firm of Elliott Davis, LLC, the Company's independent registered public accounting firm and (ii) the Chief Financial Officer of the Company, substantially in the forms heretofore approved by you.

         (f) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at or prior to the Closing Date or Additional Closing Date, as the case may be; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Company, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto in good faith; and (v) all of the representations and warranties of the Company contained in this Underwriting Agreement shall be true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations and warranties shall be true and correct in all respects) on and as of the date hereof and on and as of the Closing Date or Additional Closing Date, as the case may be, as if made on and as of the Closing Date or Additional Closing Date, as the case may be, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this Section 9(g) and in Sections 9(b) and 9(i) hereof.

         (g) The Company shall not have failed in any material respect at or prior to the Closing Date or the Additional Closing Date, as the case may be, to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date or Additional Closing Date, as the case may be.

         (h) The Company shall have furnished or caused to have been furnished to you such further certificates and documents as you shall have reasonably requested.

         (i) You shall have received the written Lock-Up Agreements executed by each of the persons named on Exhibit B hereto, whereby such persons have agreed not to directly or indirectly (i) sell, offer or contract to sell or otherwise dispose of or transfer any Company Common Stock, whether now owned or acquired after the date of the Prospectus or with respect to which the power of disposition is acquired after the date of the Prospectus, or file any registration statement under the 1933 Act with respect to the foregoing or (ii) enter into any swap or other agreement or any other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of Company Securities whether any such swap or transaction is to be settled by delivery of Company Securities, in cash or otherwise; other than as provided in such written commitment before the expiration of 90 days from the Closing Date, without the prior written consent of Morgan Keegan & Company.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

         The obligation of the Underwriter to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 9, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 9 shall be dated as of the Additional Closing Date and the opinions called for by paragraphs (c) and (d) shall be revised to reflect the sale of Additional Shares.

         If any of the conditions hereinabove provided for in this Section 9 shall not have been satisfied when and as required by this Underwriting Agreement, this Underwriting Agreement may be terminated by you by notifying the Company of such termination in writing or by telegram at or prior to such Closing Date, but you shall be entitled to waive any of such conditions.

         10. Effective Date of Agreement. This Underwriting Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement by the Commission; provided, however, that the provisions of Sections 7 and 8 shall at all times be effective.

         11. Termination of Agreement. This Underwriting Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriter to the Company by notice to the Company, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, in your sole judgment, (i) trading in the Company's Common Stock shall have been suspended by the Commission or Nasdaq, (ii) trading in securities generally on the Nasdaq, the New York Stock Exchange, the American Stock Exchange, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Underwriting Agreement, shall have been imposed upon trading in securities generally by any such exchange or market or by order of the Commission or any other Governmental Authority, (iii) trading of any securities issued by the Company or any of its subsidiaries shall have been suspended; (iv) a general moratorium on commercial banking activities shall have been declared by federal authorities or authorities in the States of Georgia, New York or South Carolina; (v) any downgrading shall have occurred in the rating accorded the Company's securities or the deposits of any Company subsidiary by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act; (vi) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or its subsidiaries' deposits, debt, preferred stock or trust preferred securities; or (vii) there shall have occurred any outbreak or escalation of hostilities, any terrorist act or other international or domestic disaster, calamity, crisis or other change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares. Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Information Furnished by the Underwriter. The Company acknowledges that "Underwriting - Commissions and Expenses", "- Stabilization" and "- Passive Market Making" under the caption "Underwriting" in any Preliminary Prospectus, constitute the only information furnished by or on behalf of the Underwriter through you or on your behalf as such information is referred to in Sections 6(a) and 8 hereof.

         13. Miscellaneous. Except as otherwise provided in Sections 5 and 12 hereof, notice given pursuant to any of the provisions of this Underwriting Agreement shall be in writing and shall be delivered:

                  (i)      To the Company

                           Southcoast Financial Corporation
                           530 Johnnie Dodds Boulevard
                           Mt. Pleasant, South Carolina 29464
                           Attention: L. Wayne Pearson
                           Fax: (843) 884-2886

                           with a copy to

                           Haynsworth Sinkler Boyd, P.A.
                           1201 Main Street, Suite 2200
                           Columbia, South Carolina 29201
                           Attention: George S. King, Jr.
                           Fax: (803) 765-1243

                  (ii)     To the Underwriter

                           Morgan Keegan & Company, Inc.
                           Morgan Keegan Tower,
                           50 North Front Street, 10th Floor
                           Memphis, Tennessee 38103
                           Attention: Susan Brown
                           Fax: (901) 579-4388

                           with a copy to

                           Alston & Bird LLP
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309
                           Attention: Ralph F. MacDonald, III
                           Fax: (404) 881-7777

         This Underwriting Agreement has been and is made solely for the benefit of the Underwriter, the Company and their respective directors, officers and controlling persons, and shall be binding upon and inure to the benefit of such persons and their respective successors, assigns and personal legal representatives. Nothing in this Underwriting Agreement is intended to or shall be construed to grant any other person any legal or equitable right, claim or remedy under or in respect of this Underwriting Agreement or any provisions hereof. No purchaser of Shares from any Underwriter shall be a successor of the Underwriter solely by virtue of such purchase.

         14. Miscellaneous. This Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without reference to choice of law principles thereunder.

         This  Underwriting   Agreement  may  be  signed  in  various  identical
counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument and a signature sent by facsimile shall have the same force and effect as a manually signed original signature.

         This Underwriting Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed and delivered by courier, facsimile, United States mail or overnight delivery service on behalf of each party hereto to the other party hereto.

         The Company and the Underwriter each hereby irrevocably waive any right they may have to a trial by jury in respect to any claim based upon or arising out of this Underwriting Agreement or the transactions contemplated hereby.

         As used herein, the singular shall include the plural and vice versa, and a reference to any gender shall include all genders. The terms "include" and "including" and similar terms shall mean without limitation by reason of enumeration or otherwise.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriter.

                                Very truly yours,

                                SOUTHCOAST FINANCIAL CORPORATION


                                ------------------------------------------------
                                President and Chief Executive Officer



CONFIRMED AND ACCEPTED as of the date first above written:

MORGAN KEEGAN & COMPANY, INC.



By:
   --------------------------------------------------
         Authorized Signatory

                                    EXHIBIT A
                            Form of Lock-Up Agreement



_______ ____ ,2005



SOUTHCOAST FINANCIAL CORPORATION
530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464


MORGAN KEEGAN & COMPANY, INC.
One Buckhead Plaza
3060 Peachtree Road, N.W. Suite 930
Atlanta, GA 33716

         Re: Southcoast Financial Corporation (the "Company") - Restriction on Stock Sales

Dear Sirs:

         This letter is delivered to you pursuant to the Underwriting Agreement (the "Underwriting Agreement") to be entered into by the Company, as issuer, and Morgan Keegan & Company, Inc. (the "Underwriter"). Upon the terms and subject to the conditions of the Underwriting Agreement, the Underwriter intends to effect a public offering (the "Offering") of Common Stock, no par value per share, of the Company (the "Shares"), as described in and contemplated by the registration statement of the Company on Form S-l, File No. 333-______ (the "Registration Statement"), as filed with the Securities and Exchange Commission on ________, 2005. Capitalized terms used but not defined herein shall have the meanings provided in the Underwriting Agreement.

         The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer or director, or as an owner of stock, options, warrants or other securities of the Company (the "Company Securities"), that the Company completes the proposed Offering.

         The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriter that the Company Securities of the undersigned, now held or hereafter acquired, will not enter the public market at a time that might impair or adversely affect the underwriting effort.

         Therefore, as an inducement to, and in consideration of, the Underwriter's agreement to purchase and to make the Offering of the Shares, and other good and valuable consideration the receipt and sufficiency of which is


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acknowledged, the undersigned, intending to be legally bound, hereby agrees that the undersigned will not, for the period commencing on the date hereof and ending 90 days after the date of the Company's Prospectus relating to the Offering (the "Lock-Up Period"), without the prior written consent of Morgan Keegan & Company, Inc., (i) offer, sell, contract to sell, announce the intention to sell, pledge, grant or sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to
purchase  or  otherwise   transfer  or  dispose  of,   directly  or  indirectly,
(collectively, a "Disposition") any Company Securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any Company Securities held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned (collectively, the "Lock-Up Shares"), pursuant to the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any Commission Regulations or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the
economic   consequences   of  ownership  of  the  Lock-Up  Shares  held  by  the
undersigned, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Company Securities or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Morgan Keegan & Company, Inc., it will not, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned's sale, transfer or other disposition of any of the Lock-Up Shares or other securities of the Company held by the undersigned, or to otherwise participate as a selling securityholder in any manner in any registration effected by the Company under the Act, including, without limitation, under the Registration Statement. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging, collar (whether or not for any consideration), swap or other transaction that is designed to or reasonably expected to lead or result in a Disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Shares.

         Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, you have agreed that the foregoing restrictions shall not apply to:

         (1)      the  Company   Securities  being  offered  in  the  Prospectus
                  included in the Registration Statement;

         (2) any grant or exercise of options pursuant to the Company's 1999 Stock Option Plan and the purchase of shares pursuant to the Company's ESPP;

         (3)      transfers of Company Securities as bona fide charitable gifts;
                  and

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         (4)      transfers of Company  Securities for estate planning purposes, including to a family limited partnership or to a trust, for the direct or indirect benefit of the undersigned or the undersigned's immediate family.

For purposes of this letter agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more than first cousin. It shall be a condition to any transfer permitted by (3) and (4) of this paragraph that (a) each transferee execute a letter agreement in the form of this letter agreement and (b) any such transfer shall not involve a disposition for value.

         It is understood that, if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, you will release the undersigned from the obligations under this letter agreement.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lock-Up Shares if such transfer would constitute a violation or breach of this letter. This letter agreement shall be binding on the undersigned and the respective successors, heirs, legatees, personal and legal representatives and assigns of the undersigned. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Underwriting Agreement.

                                        Very truly yours,



                                        Signature of Securityholder





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